                                                                   Exhibit 10.31

                        ALLMERICA FINANCIAL CORPORATION
                          RESTRICTED STOCK AGREEMENT

         This Restricted Stock Agreement (the "Agreement") is made as of this 30th day of January, 1998, by and between ALLMERICA FINANCIAL CORPORATION, a Delaware corporation (the "Company"), and __________________ ("the Participant").

                                P R E A M B L E

         WHEREAS, pursuant to the terms of the Allmerica Financial Corporation Long Term Stock Incentive Plan (the "Plan"), the Committee (as defined in the
Plan) has agreed to give to the Participant subject to the terms and conditions of the Plan and this Agreement, one share of the Company's common stock (the "Match Shares") for each share of common stock that the Participant purchases on the open market between February 11 and March 13, 1998 (the "Open Market Shares"), receives through the conversion of some or all of his future Long Term Incentive Compensation Payments (the "Converted Shares"), and/or purchases on the terms and conditions set forth below from the Plan on or before March 13, 1998 at a price of $52.625 per share (the "Plan Shares") up to an aggregate maximum of ______ shares (the Open Market Shares, the Converted Shares and the Plan Shares hereinafter in the aggregate referred to as the "Acquired Shares");

         WHEREAS, notwithstanding the acquisition of Open Market Shares and/or Converted Shares, the Participant may acquire, on the terms and conditions set forth below, up to ______ Plan Shares at a price of $52.625; and,

         WHEREAS, the Match Shares will be subject to certain restrictions on sale and transfer and other terms and conditions as set forth in this Agreement.

         NOW, THEREFORE, for and in consideration of the foregoing and the mutual covenants and promises hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

          1. Transfer of Match Shares. The Company will transfer to Participant
             ------------------------
a certificate representing the Match Shares in an amount equal to the Acquired Shares, provided the Participant has delivered to the Company the following:

             a)  a fully executed copy of this Agreement;

             b)  a check in the amount of $_________ which check represents the sum of $52.625 times the number of shares the Participant will purchase from the Plan. The Participant has elected to purchase ______ shares from the Plan. All Plan Shares will be considered Acquired Shares and be subject to the provisions of paragraph 3. Thus, even if Participant has acquired Converted Shares and/or Open Market Shares, Plan Shares will be considered Acquired Shares before Converted Shares or Open Market Shares are considered Acquired Shares. To the extent Plan Shares do not equal the maximum Match Share award, Participant may allocate Converted Shares and/or Open Market Shares as Acquired Shares;
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             c) if Converted Shares are to be counted as Acquired Shares, a fully executed copy of a certain Allmerica Financial Corporation Converted Stock Agreement dated January 30, 1998 signed by the Participant in connection with the Converted Shares; and/or

             d) if Open Market Shares are to be counted as Acquired Shares, evidence acceptable to the Company that the Participant has acquired Open Market Shares and the amount of the Open Market Shares acquired.

         Based upon the foregoing, the Participant shall receive a certificate representing _______ Match Shares.

         2.  Vesting and Company's Right to a Return of the Match Shares.
             -----------------------------------------------------------

             (a) Vesting. The Match Shares shall be one hundred (100%)
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percent vested on the date the Participant has completed three (3) additional years of active service with the Company or one of its subsidiaries or affiliates (the Company and its subsidiaries and affiliates hereinafter referred to as "Allmerica"). The three (3) years of additional active service will commence on the date of this Agreement and be determined pursuant to the terms of this Agreement.

             (b) Termination. Upon the termination of Participant's
                 -----------
employment with Allmerica for whatever reason, whether with or without cause, for good reason or otherwise, any non-vested Match Shares shall be returned to the Company for no consideration.

             (c) Retirement. In the event that the Participant retires prior to
                 ----------
the Match Shares becoming vested, the Match Shares shall be returned to the Company for no consideration. Retirement for purposes of this Agreement shall have the same meaning as it does in the Plan. However, the pro rata vesting provision in the event of retirement or early retirement as set forth in Section 7(d) of the Plan is not applicable to the Match Shares.

             (d) Disability. In the event Participant is placed in a long
                 ----------
term disability status (as such term is defined in the Plan) then any time during which Participant is in such status shall not be counted in determining whether Participant has provided the required amount of active service for purpose of vesting of the Match Shares. Notwithstanding any provision in the Plan to the contrary, if the Participant's employment with Allmerica is terminated due to disability before the Match Shares are fully vested, the Participant shall return to the Company, for no consideration, the Match Shares.

             (e) Death. In the event Participant dies prior to the Match Shares
                 -----
becoming fully vested, the Company's right to have the Match Shares returned to the Company for no consideration shall lapse. Thus, notwithstanding any provisions to the contrary in this Agreement, in the event of Participant's death, the Match Shares shall become fully vested.

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             (f) The sale of any portion of the Match Shares. In the event
                 -------------------------------------------
Participant sells, transfers or encumbers all or any portion of the Match Shares before such shares are fully vested, the Match Shares shall be returned to the Company for no consideration. The Participant agrees to inform the Company in the event the Match Shares, or any portion thereof, are sold, transferred or encumbered prior to such shares becoming fully vested.

             (g) Change of Control. As stated in the Plan, in the event of a
                 -----------------
Change of Control (as defined in the Plan), the Match Shares shall be fully vested.

          3. Proof of Ownership. Annually the Participant shall deliver to the
             ------------------
Company proof that the Participant has not sold, transferred or encumbered at the end of each anniversary of the date Participant received the Match Shares from the Company evidence that Participant owns directly and without any liens or encumbrances the Match Shares and the Acquired Shares. This requirement to deliver proof of ownership of the Match Shares and the Acquired Shares shall continue until the Match Shares are fully vested. If Participant fails to deliver proof that he still owns in his own account the Match Shares and the Acquired Shares, then the Company shall, at its option, be entitled to have the Match Shares returned to the Company for no consideration. The Company shall have this right in the event Participant fails to deliver within thirty (30) days of the respective anniversary evidence that Participant still owns the Match Shares and the Acquired Shares. Evidence of ownership of the Match Shares and the Acquired Shares shall be fulfilled by delivering to the Company a certification in the form of Exhibit A attached hereto.

             Notwithstanding the foregoing, the Participant may encumber the Open Market Shares and the Plan Shares by giving a security interest in such shares to a lender who finances in whole or in part the Participant's acquisition of the Open Market Shares and/or the Plan Shares. Such purchase money financing will not be a violation of the terms and conditions of this Agreement. Participant shall, at the request of the Company, deliver copies of such financing to the Company.

             The Company and the Participant hereby acknowledged that the Participant and the Company have entered into one or more Deferral Agreements deferring, or under certain circumstances, deferring the Participant's receipt of the Match Shares (the "Deferral Agreement"). As long as the Deferral Agreement is in effect, the Participant does not need to deliver Exhibit A to one Company but shall deliver Exhibit B.

          4. Shares Received in Certain Corporate Transactions. The terms of
             -------------------------------------------------
this Agreement shall apply to any stock or securities received by Participant in exchange for the Match Shares pursuant to a plan of merger, consolidation, recapitalization or reorganization of the Company. The terms of this Agreement shall also apply to any security received as a result of a stock split or stock dividend with respect to the Match Shares and such securities shall become Match Shares pursuant to the terms of this Agreement.

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          5. Stock Legend. The Company and Participant agree that all
             ------------
certificates representing the Match Shares that at any time are subject to the provisions of this Agreement will have endorsed upon them in bold-faced type a legend in substantially the following form:

          RESTRICTIONS ON THE OWNERSHIP RIGHTS OF THE STOCK REPRESENTED BY THIS CERTIFICATE HAVE BEEN IMPOSED PURSUANT TO A RESTRICTED STOCK AGREEMENT DATED JANUARY 30, 1998. A COPY OF THE RESTRICTED STOCK AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY AND WILL BE FURNISHED WITHOUT CHARGE TO THE HOLDER OF THIS CERTIFICATE UPON RECEIPT BY THE COMPANY AT ITS PRINCIPAL PLACE OF BUSINESS OF A WRITTEN REQUEST FROM THE HOLDER REQUESTING SUCH COPY.

             The Company and the Participant agree that as long as the Deferral Agreement is in effect, the Participant will not receive a certificate representing the Match Shares.

          6. Notices. Any notice required to be given hereunder will be deemed
             -------
to be duly given on the date of delivery if delivered in person or on the date of mailing if mailed by registered or certified mail, postage prepaid, return receipt requested, to the party or parties that are to receive such notice at the addresses indicated on the signature page of this Agreement. The address of Participant or the Company may be changed only by giving written notice to the other party of such change of address.

          7. Taxes. To the extent the lapse of restrictions results in the
             -----
receipt of compensation by Participant for tax purposes, the Company shall withhold from any cash compensation then or thereafter payable to Participant any tax required to be withheld by reason thereof. To the extent the Company determines that such cash compensation is or may be insufficient to fully satisfy such withholding requirement, Participant shall deliver to the Company cash in an amount determined by the Company to be sufficient to satisfy any such withholding requirement. The Company will not deliver to the Participant an unrestricted certificate for any Shares until the Participant delivers to the Company cash sufficient to satisfy all withholding requirements imposed on the Company or a subsidiary of the Company. Notwithstanding the foregoing with the consent of the Company, the Participant may sell fully vested Match Shares in an amount necessary to satisfy the Participant's withholding requirement provided the proceeds from such sale are delivered directly to the Company to satisfy Participant's withholding requirements.

          8. Stock Power and Retention of Certificates. The Company may require
             -----------------------------------------
Participant to execute and deliver to the Company a stock power in blank with respect to non-vested Match Shares and may, in its sole discretion, determine to retain possession of or escrow the certificate for the non-vested Match Shares. The Company shall have the right, in its sole discretion, to exercise such stock power in the event that the Company becomes entitled to the non-vested Match Shares pursuant to the terms of this Agreement. Notwithstanding retention of such certificate by the Company, Participant shall have all rights (including dividend and voting rights) with respect to the non-vested Match Shares represented by such certificate.

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             The Company and the Participant agree that as long as the Deferral
Agreement is in effect, the provisions of this paragraph are not applicable.

          9. Entire Agreement; Counterparts. This Agreement contains the entire
             ------------------------------
understanding between the parties concerning the subject contained in this Agreement. Except for the Agreement, there are no representations, agreements, arrangements, or understandings, oral or written, between or among the parties hereto, relating to the subject matter of this Agreement, that are not fully expressed herein. This Agreement may be signed in one or more counterparts, all of which shall be considered one and the same agreement.

         10. Further Assurances. Each party to this Agreement agrees to perform
             ------------------
all further acts and to execute and deliver all further documents as may be reasonably necessary to carry out the intent of this Agreement.

         11. Severability. In the event that any of the provisions, or portions
             ------------
thereof, of this Agreement are held to be unenforceable or invalid by any court of competent jurisdiction, the validity and enforceability of the remaining provisions, or portions thereof, will not be affected, and such unenforceable provisions shall be automatically replaced by a provision as similar in terms as may be valid and enforceable.

         12. Construction. Whenever used in this Agreement, the singular number
             ------------
will include the plural, and the plural number will include the singular, and the masculine or neuter gender shall include the masculine, feminine, or neuter gender. The headings of the Sections of this Agreement have been inserted for purposes of convenience and shall not be used for interpretive purposes.

         13. Governing Law. This Agreement shall be governed by and construed in
             -------------
accordance with the laws of the State of Delaware.

         14. Successors. The provisions of this Agreement will benefit and will
             ----------
be binding upon the assigns, successors in interest, personal representatives, estates, heirs and legatees of each of the parties hereto.

         15. Specific Performance. Each of the parties hereto acknowledges and
             --------------------
agrees that in the event of any breach of this Agreement, the nonbreaching parties would be irreparably harmed and could not be made whole by monetary damages. Each of the parties hereto accordingly agrees to waive the defense in any action for injunction or specific performance that a remedy at law would be adequate and that the parties hereto, in addition to any other remedy to which they may be entitled at law or in equity, shall be entitled to an injunction or to compel specific performance of this Agreement.

         16. Amendment. This Agreement may only be amended by the written
             ---------
consent of all of the parties to this Agreement at the time of such amendment.

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         17. Facsimile Signature. The Company may execute this Agreement by
             -------------------
means of a facsimile signature.

         IN WITNESS WHEREOF, the parties hereto have entered into this Agreement as of the date first above written.


ADDRESS:                         ALLMERICA FINANCIAL CORPORATION


440 Lincoln Street           By:
Worcester, MA 01653             ----------------------------------------
                                 Name:    Bruce C. Anderson
                                      ----------------------------------
                                 Title:   Vice President
                                        --------------------------------


ADDRESS:

                                 Participant
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                                      -6-

                                                                       Exhibit A



                  MATCH SHARE AND ACQUIRED SHARE CERTIFICATION



I, ______________________________, hereby certify to Allmerica Financial Corporation (the "Company") that the Match Shares and the Acquired Shares (as such terms are defined in the certain Restricted Stock Agreement between the Company and the undersigned dated January 30, 1998) are still owned directly by me and that during the period following my acquisition of such Shares I have not transferred or encumbered in any manner the Match Shares or any Converted Shares which are considered Acquired Shares (as defined in the Agreement). I also hereby certify that the Open Market Shares, if any, that I have and the Plan Shares are still owned directly by me and such shares are not encumbered, except to the extent I pledged such shares as security for a loan that was used to acquire the Open Market Shares and/or the Plan Shares.

This Certification is given under the penalties of perjury.




                                   ------------------------------------
                                   Participant

                                   Date:
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

                                                                       Exhibit B



                           PLAN SHARE CERTIFICATION



I, ______________________________, hereby certify to Allmerica Financial Corporation (the "Company") that the Plan Shares (as such term is defined in the certain Restricted Stock Agreement between the Company and the undersigned dated January 30, 1998) are still owned directly by me and that during the period following my acquisition of such Shares I have not transferred or encumbered the Plan Shares except to the extent I pledged such shares as security for a loan that was used to acquire the Plan Shares.

This Certification is given under the penalties of perjury.




                                   -------------------------------
                                   Participant

                                   Date:
                                        --------------------------